Significant Accounting Policies (Details) - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Significant Accounting Policies
Net Income (Loss)	$ 13,138,338	$ 10,758,502
Less: dividends to preferred shareholders	48,750	54,375
Net income available to common shareholders	$ 13,089,588	$ 10,704,127
Weighted average number of common shares used in computing earnings per share	5,345,988	5,274,785
Earnings per common share	$ 2.45	$ 2.03